                                                                   EXHIBIT 10.11

                                    AMENDMENT
                                       TO
                     AMENDMENT NO. 1 AND CONSENT AND WAIVER


         This Amendment dated March 15, 1999 to Amendment No. 1 dated as of February 12, 1999 ("First Amendment") amends the Credit Agreement dated as of June 12, 1998 (the "Credit Agreement") among Arkansas Best Corporation, a Delaware corporation (the "Borrower"), the Banks party thereto, Societe Generale, Southwest Agency, as Administrative Agent (the "Agent"), and Bank of America National Trust and Savings Association and Wells Fargo Bank (Texas), N.A., as Co-Documentation Agents. Capitalized terms defined in the Credit Agreement and not otherwise defined or redefined herein are used herein with the meanings so defined.

         WHEREAS, the Borrower requested that the Credit Agreement be amended pursuant to Amendment No. 1 and such Amendment was approved by Majority Banks on February 12, 1999; and

         WHEREAS, the Borrower requested that the Banks enter into this Amendment to the First Amendment to modify certain conditions to the effectiveness of the First Amendment and the Consent and Waiver contained therein; and

         WHEREAS, since the date of the First Amendment the Borrower has elected to purchase all of the existing and outstanding capital stock of Treadco, Inc. ("Treadco") not owned by the Borrower as opposed to Treadco purchasing a portion of such capital stock; and

         WHEREAS, the Banks have agreed to so amend the First Amendment on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendment to First Amendment. The First Amendment is hereby amended as follows:

         (a) Section 1(e) of the First Amendment is deleted in its entirety.

         (b) Section 2 of the First Amendment is deleted in its entirety.

         (c) Section 5 (c) and (d) of the First Amendment are deleted in their entirety.

         Section 2. Effectiveness of Amendment. This Amendment shall become effective on the date the Agent has received counterparts of this Amendment executed by the Borrower and the Majority Banks.

         Section 3. Effect on Loan Documents.

         (a) Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Agent's or any of the Bank's rights under the Credit Documents, as amended, including the waiver of any Default or Event of Default, however denominated.

         (b) This Amendment is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a Default or Event of Default under other Credit Documents.

         Section 4. Fees and Expenses. The Borrower shall reimburse the Agent for all expenses of the Agent, including charges and disbursements of legal counsel for the Agent, in connection with the creation, amendment, modification, waiver, or interpretation of this Amendment, and the preservation or enforcement of any rights of the Agent or any of the Banks under this Amendment.

         Section 5. Counterparts. This Amendment may be executed in any number of counterparts which together shall constitute an instrument.

         Section 6. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

         PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A CREDIT AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE CREDIT AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE CREDIT AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

         THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN CREDIT AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE CREDIT AGREEMENT. THIS WRITTEN AMENDMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.




                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers duly authorized as of the date first written above.


                                   BORROWER:


                                   ARKANSAS BEST CORPORATION


                                   By:
                                      ------------------------------------------
                                       David E. Loeffler
                                       Vice President - Chief Financial Officer


                                   BANK:

                                   SOCIETE GENERALE,
                                       SOUTHWEST AGENCY


                                   By:
                                      ------------------------------------------
                                       Christopher Speltz
                                       Director, Head of SG - Dallas

                                   By:
                                      ------------------------------------------
                                       David C. Oldani
                                       Associate

                                   CO-DOCUMENTATION AGENTS:


                                   BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION


                                   ---------------------------------------------
                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   WELLS FARGO BANK (TEXAS), N.A.



                                   ---------------------------------------------
                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   BANKS:


                                   SOCIETE GENERALE,
                                            SOUTHWEST AGENCY


                                   ---------------------------------------------
                                   Christopher J. Speltz
                                   Director - Head of SG-Dallas


                                   ---------------------------------------------
                                   David C. Oldani
                                   Associate

                                   BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION


                                   ---------------------------------------------
                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   WELLS FARGO BANK (TEXAS), N.A.



                                   ---------------------------------------------
                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   ABN AMRO BANK N.V.



                                   ---------------------------------------------
                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   ---------------------------------------------
                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   ---------------------------------------------
                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   DEPOSIT GUARANTY NATIONAL BANK


                                   ---------------------------------------------
                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   THE FIRST NATIONAL BANK OF CHICAGO


                                   ---------------------------------------------
                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   NATEXIS BANQUE  BFCE



                                   ---------------------------------------------
                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   ---------------------------------------------
                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------